Exhibit 10.1
                                                                  -------------


                                                                 EXECUTION COPY

                                AMENDMENT NO. 1


         AMENDMENT NO. 1 dated as of November 19, 2004 to the Credit Agreement referred to below, between MDC Partners Inc., a Canadian corporation ("MDC Partners"), Maxxcom Inc., an Ontario corporation ("Maxxcom Canada"), Maxxcom Inc., a Delaware corporation ("Maxxcom U.S." and together with MDC Partners and Maxxcom Canada, the "Borrowers"), each of the Lenders identified under the caption "LENDERS" on the signature pages hereto and JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as U.S. administrative agent for the Lenders (in such capacity, the "U.S. Administrative Agent").

         The Borrowers, the Lenders party thereto (individually, a "Lender" and, collectively, the "Lenders"), the U.S. Administrative Agent, JPMorgan Chase Bank, as Collateral Agent (in such capacity, the "Collateral Agent"), and JPMorgan Chase Bank, Toronto Branch, as Canadian Administrative Agent (in such capacity, the "Canadian Administrative Agent" and together with the U.S. Administrative Agent, the "Administrative Agents") are parties to a Credit Agreement dated as of September 22, 2004 (as amended, the "Credit Agreement"). The Borrowers and the Required Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Capitalized terms used in this Amendment No. 1 and not otherwise defined are used herein as defined in the Credit Agreement.

         Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

         2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

         2.02. Clause (x) of Section 7.07(v) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(x) the payment of management fees by any Restricted Party in compliance with any applicable Restricted Party Shareholder Agreement and the payment of management fees by any Wholly Owned Subsidiary of the Borrowers to any of the Borrowers or any other Wholly Owned Subsidiary of the Borrowers which is an Obligor;".

         Section 3. Waivers. Subject to the satisfaction of the conditions precedent specified in Section 5 hereof, but with effect on and after the date hereof, the Required Lenders hereby agree that any Default that may have occurred and be continuing on the date hereof or may hereafter arise solely as a result of any of the following is hereby waived:

                  (a) the inaccuracy of the Borrowers' previously made representations and warranties set forth under Sections 5.05(a) and 5.10(a) of the Credit Agreement with respect to any financial statements referred to therein that shall be required to be restated as a result of the current review thereof by the Borrowers' auditors (the "Restated Financial Statements"), provided that (i) the Borrowers shall deliver to the Administrative Agents and the Lenders the Restated Financial Statements by not later than December 22, 2004 and
         (ii) upon such delivery of the Restated Financial Statements, the Borrowers shall make (and shall be deemed to have made) the representations and warranties set forth under Sections 5.05(a) and 5.10(a) of the Credit Agreement with respect to the Restated Financial Statements (and the Restated Financial Statements shall be deemed to replace the references therein to the respective financial statements that have been restated);

                  (b) the inability of the Borrowers to make the representations and warranties set forth under Sections 5.05(a) and 5.10(a) of the Credit Agreement in connection with any subsequent extensions of credit under the Credit Agreement (as required under Section 4.02(a) of the Credit Agreement) until delivery of the Restated Financial Statements to the Administrative Agents and the Lenders;

                  (c) the Borrowers' failure to comply with the requirements of Sections 6.09(a), (b) and (d) of the Credit Agreement with respect to delivery of the financial statements for the fiscal quarter ended September 30, 2004 (and the related compliance certificate) (the "3Q'04 Financial Statements"), provided that the Borrowers shall deliver to the Administrative Agents and the Lenders (i) the 3Q'04 Financial Statements (without the related compliance certificate) by not later than December 22, 2004, (ii) the related compliance certificate by not later than December 31, 2004 and (iii) an updated compliance certificate with respect to the computations used by MDC Partners in determining compliance with the relevant financial covenants contained in Article VIII of the Credit Agreement as of the Effective Date to reflect the Restated Financial Statements.

                  (d) the Borrowers' failure to comply with the requirements of Sections 8.01, 8.02 and 8.03 of the Credit Agreement prior to delivery of the Restated Financial Statements and the 3Q'04 Financial Statements to the Administrative Agents and the Lenders (and such financial covenants shall, for the purpose of determining compliance with any relevant Test Period, be based on the relevant Restated Financial Statements and 3Q'04 Financial Statements).

         Notwithstanding anything herein to the contrary, the Borrowers' failure to deliver to the Administrative Agents and the Lenders the Restated Financial Statements or the 3Q'04 Financial Statements prior to December 22, 2004 shall constitute an Event of Default under the Credit Agreement, and upon such failure the waivers under this Section 3 shall cease to be in effect.

         Section 4. Representations and Warranties. The Borrowers represent and warrant to the Lenders, after giving effect to the waivers set forth in
Section 3 hereof, that (a) the representations and warranties set forth in
Article V of the Credit Agreement are true and


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



complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article V to "this Agreement" included reference to this Amendment No. 1 and (b) no Default shall have occurred and be continuing.

         Section 5. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof and the waivers set forth in Section 3 hereof shall become effective, as of the date hereof, upon receipt by the U.S.
Administrative Agent of one or more counterparts of this Amendment No. 1 executed by the Borrowers and the Required Lenders.

         Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, provided that except as expressly provided in Section 3 hereof, nothing herein shall constitute a waiver of, or any agreement to provide a waiver of, any existing or future Default. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                         MDC PARTNERS INC.


                                         By:  /s/  Steven Berns
                                             ---------------------------------
                                             Name:   Steven Berns
                                             Title:  Authorized Signatory


                                         By: /s/ Mitchell Gendel
                                             ---------------------------------
                                             Name:   Mitchell Gendel
                                             Title:  Authorized Signatory


                                         MAXXCOM INC., an Ontario corporation


                                         By: /s/ Ray Forzley
                                             ---------------------------------
                                             Name:   Ray Forzley
                                             Title:  Authorized Signatory


                                         By:  /s/ Graham Rosenberg
                                             ---------------------------------
                                             Name:   Graham Rosenberg
                                             Title:  Authorized Signatory


                                         MAXXCOM INC., a Delaware corporation


                                         By:  /s/ Ray Forzley
                                             ---------------------------------
                                             Name:   Ray Forzley
                                             Title:  Authorized Signatory


                                         By:  /s/ Graham Rosenberg
                                             ---------------------------------
                                             Name:   Graham Rosenberg
                                             Title:  Authorized Signatory


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


                                         LENDERS

                                         JPMORGAN CHASE BANK, N.A.
                                         (formerly known as JPMorgan Chase Bank)

                                         By:   /s/ George Catallo
                                              ---------------------------------
                                              Name:   George Catallo
                                              Title:  Vice President


                                         JPMORGAN CHASE BANK, TORONTO
                                         BRANCH


                                         By: /s/ Christine Chan
                                              ---------------------------------
                                              Name:  Christine Chan
                                              Title: Vice President


                                         BANK OF MONTREAL (CHICAGO BRANCH)


                                         By:   /s/ Ashok Rao
                                              ---------------------------------
                                              Name:   Ashok Rao
                                              Title:  Vice President


                                         BANK OF MONTREAL


                                         By:   /s/ Ashok Rao
                                              ---------------------------------
                                              Name:   Ashok Rao
                                              Title:  Vice President


                                         THE BANK OF NOVA SCOTIA, by its Atlanta
                                         Agency


                                         By:   /s/  William E. Zarrett
                                              ---------------------------------
                                              Name:   William E. Zarrett
                                              Title:  Managing Director


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

                                         THE BANK OF NOVA SCOTIA


                                         By:   /s/ James Rhee
                                              ---------------------------------
                                              Name:   James Rhee
                                              Title:  Director


                                         By:   /s/  Anastasia Kotsidis
                                              ---------------------------------
                                              Name:   Anastasia Kotsidis
                                              Title:  Associate Director


                                         TORONTO DOMINION (TEXAS) LLC


                                         By:   /s/ Jim Bridwell
                                              ---------------------------------
                                              Name:   Jim Bridwell
                                              Title:  Authorized Signatory


                                         THE TORONTO-DOMINION BANK


                                         By:   /s/ Ben Montgomery
                                              ---------------------------------
                                              Name:   Ben Montgomery
                                              Title:  VP Credit Management


                                         CIBC INC.


                                         By:   /s/ Geraldine Kerr
                                              ---------------------------------
                                              Name:  Geraldine Kerr
                                              Title: Executive Director, CIBC
                                                     World Markets Corp.,
                                                     as Agent


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



                                         CANADIAN IMPERIAL BANK OF COMMERCE


                                         By:
                                              ---------------------------------
                                              Name:
                                              Title:





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